Exhibit 99.2

Q4 2011 Earnings Highlights February 16, 2012

Participants Rolla Huff Chairman & Chief Executive Officer Joe Wetzel President & Chief Operating Officer Louis Alterman Vice President Finance & Investor Relations Brad Ferguson Chief Financial Officer

Adjusted EBITDA & Operating Cash Flow $ millions Adjusted EBITDA Operating Cash Flow Q4 2011 $82 $51 FY 2011 $331 $229 Strong operational results drove Adjusted EBITDA and Operating Cash Flow $ Millions. Adjusted EBITDA and Operating Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures

We have taken steps to improve Business churn Churn has declined prior to impact of several initiatives which we are now undertaking Churn Improving Business Services Retail Churn Consumer Churn Consumer mix is continually migrating towards longer tenures Churn has fallen as a result and we expect further improvement Churn continues to decline

Business Services Revenue % YoY Total Company Revenue % YoY Business Services revenue trajectory improving Expect Business Services revenue to grow sequentially by year-end 2012 Total company revenue trajectory continues to improve Closed One Comm on 4/1 Implemented Hunter/Farmer Launched Nationwide Product Offering Business Revenue Trajectory Pro-forma for acquisitions - 9% - 8% - 6% Q2 '11 Q3 '11 Q4 '11 - 13% - 11% - 9% Q2 '11 Q3 '11 Q4 '11

Growing Managed IT Services Opportunity Managed and cloud services seeing double digit growth Customers look to reduce complexity Mid-market customers are underserved Exploding number of business models created by application developers EarthLink well positioned w/ nationwide connectivity platform and broad IT services portfolio Four enterprise-class data centers on EarthLink fiber Integrated with MPLS platform and national backbone Intend to expand our data center availability in 2012

One-Stop Shop for IT Services Security Services Network Cloud Security Endpoint & Device Security Compliance & Enhanced Monitoring Business Continuity & Disaster Recovery IT Services & Cloud Capabilities Application Services Secure Email Archiving / Encryption Collaboration, Database Secure File Transfer Protocol Virtualization Services Cloud Hosting Dedicated Server Backup Disaster Recovery Support Services 24 / 7 / 365 IT Support Help Desk Data Center Services Colocation

Customer Profiles Able to offer customers IT services with or without connectivity Healthcare vertical Dedicated servers, Hosted Exchange, Data Backup Customer brought in using inside sales motion Mid sized regional retailer with 20 locations MPLS Connectivity ($8K MRR) IT Services – Managed Security and Hosting, Remote Access, Hosted Email and Asset Management ($22K MRR) Retail Vertical MPLS Connectivity (3,000+ nodes) EarthLink selected due to ubiquitous nationwide network Financial Vertical Virtual Help Desk Services – 1,000 calls/day 1st and 2nd level support for 20K desktops as well as banking applications

Integration Completed Milestones as of Q4 ‘11 New Edge billing platform integration South Florida LEC circuit migration Payroll, time / attendance system integration Customer support improvements and tools Nationwide product suite and sales training Exceeded $30 million annual synergy run rate at the end of 2011 Expect to reach $40 million as we exit 2012 Integration is ahead of schedule Operational quality metrics, and customer experience / churn have improved Upcoming Milestones (1st Half ‘12) NE sales management system OSS planning; selecting billing platform Customer support consolidation Launch IT services product suite Collapse third NOC

Q4 2011 Financial Highlights Adjusted EBITDA was down $3 million sequentially after normalizing for one-time favorable events in Q3 Earnings per share of $0.04 Share count lower due to share repurchases Adjusted EBITDA and Operating Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures Fully Diluted Weighted Average Shares Financial Highlights ($M) Q4 '10 Q3 '11 Q4 '11 Var to Q3 '11 Adjusted EBITDA (1) 54 $ 91 $ 82 $ (9) $ Capital Expenditures 15 31 31 (0) Operating Cash Flow (1) 39 60 51 (9) Net Income 5 $ 8 $ 4 $ (3) $ Shares Outstanding (2) 111 109 107 Earnings Per Share 0.05 $ 0.07 $ 0.04 $ (0.03) $

Cash Flow We ended the quarter with $241M in cash and marketable securities $51M in Operating Cash Flow(1) Redeemed $256M of Convertible Notes Repurchased 1.3M shares at an average price of $6.31 (6.3M shares repurchased for the full year) Returned $14M through dividends and repurchases Cash Outflows ($M) Adjusted EBITDA and Operating Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures Q4 '11 Beginning Cash & Marketable Securities 515 $ Adjusted EBITDA (1) 82 Redemption of Convertible Notes (256) Capital Expenditures (31) Interest Payments (34) Dividends & Share Repurchases (14) Previously exited facilities/severance (10) Acquisition of Synergy Global Assets (4) Working Capital, Federal/State AMT (7) Ending Cash & Marketable Securities 241 $

Balance Sheet Highlights Balance Sheet Summary ($M) We remain under-levered relative to peers 1.3x leverage ratio Balance sheet provides us substantial flexibility Substantial tax assets can offset taxable income well into the 2020s (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Illustrative – if taxable income averaged an equivalent amount to 2011’s $54 million level Q4 '11 EarthLink Cash and Marketable Securities 241 $ 10.5% Senior Secured Notes due 2016 325 $ 8.875% Senior Unsecured Notes due 2019 300 $ $150M Revolving Credit Facility (undrawn) - $ Gross Debt 625 $ Net Debt 384 $ 2012 Adjusted EBITDA Guidance Midpoint (1) 290 $ Gross Debt/EBITDA 2.2x Net Debt/EBITDA 1.3x

Business Services Consumer Broadband and VAS Consumer Dial $167M $350M We have transformed the revenue profile of our company Business Services, Broadband and Value Added Services comprise 93% of our revenues Dial is 7% of our total revenue Revenue Mix Over Time

Operating Results Business revenue down $(3)M sequentially Consumer quarterly sequential declines will continue to lessen over time The company generated $189M of gross margin in Q4 or 54% of revenue Business and Consumer churn improved in Q4 Operating Results ($M) Q4 '10 Q3 '11 Q4 '11 Var to Q3 '11 Total Revenue 167 $ 357 $ 350 $ (7) $ Business Revenue 61 266 263 (3) Consumer Revenue 106 92 88 (4) Cost of Revenue 65 161 161 0 Total Gross Margin 102 196 189 (7) Business Gross Margin 30 133 129 (4) Consumer Gross Margin 73 63 60 (3) Selling, G&A Expenses 51 $ 109 $ 111 $ (2) Business Retail Churn 1.6% 1.6% 1.5% 0.1% Consumer Churn 2.8% 2.7% 2.6% 0.1%

2012 Adjusted EBITDA Outlook Adjusted EBITDA guidance of $285 million to $295 million is above a normalized Q4’11 run rate Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions FCC Ruling Anticipated in our deal models Exit ‘12 with only small amount of these revenues Investment in IT services platform Meeting customer demand for cloud services Cost reductions and synergies offset sales force investment Flattening each year as churn improves

2012 Capital and Operating Cash Flow Projecting CapEx of $115M - $135M Consistent with our current run rate ($31M in Q4 2011) Consistent with pro-forma 2011 spend Two-thirds of capital is variable. Guidance assumes higher sales in 2012 Projecting Operating Cash Flow of $150M - $180M(1) Adjusted EBITDA and Operating Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures

16

Investments in Growth

#1 Sales Force Re-education:

We aim to sell larger & more complex solutions to customers

- Virtual learning management system
- 120 sales specific courses
- 85% of initial sales force successfully completed training
- 121K hours of training in Q4 - equivalent to 5 weeks per rep

#2 Alternative Sales Motions:

Inside sales and partner relationships

- Inside sales motion is gaining traction
  - Productivity nearly $3K/month per rep
  - Significantly lower cost structure than direct sales force
  - Scaling this investment
- Signing new agent and VAR agreements

#3 EarthLink Brand:

We go to market as one brand

- EarthLink brand has contributed to improvements in churn
- Opens more customer doors for sales force leading to increased quotes and bids

EarthLink

Business Metrics Sales Funnel Mix Since national product launch Selected Q4 Customer Wins These 4 wins add $2 million in annual recurring revenues RFP Values are Increasing Large Mobile carrier Disaster recovery network supporting 100+ locations across multiple access types Fortune 250 Bank Application services and collaboration tools Large state government Secure, tailored data network that interconnects multiple offices Major League Baseball franchise Nationwide data and voice service solution

Well Positioned to Create Value Will continue to evaluate strategic opportunities Positioned to grow with the assets we have Will remain opportunistic and disciplined Generating meaningful cash flow Capital structure is a strength Revenue trajectory is improving Investing to capture significant market opportunity Expect to grow Business Services Segment quarterly revenues sequentially by the end of this year

Appendix

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as income (loss) from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs. Operating cash flow is defined by EarthLink as income from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and operating cash flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors. EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditures and working capital requirements. EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

2012 Guidance Non GAAP Reconciliation Twelve Months Ended December 31, 2012 Net income $3 - $10 Interest expense and other, net 64 Income tax provision 3 - 6 Depreciation and amortization 186 Stock-based compensation expense 13 Restructuring and acquisition-related costs 16 Adjusted EBITDA $285 - $295 Purchases of property and equipment (135) - (115) Operating cash flow $150 - $180 EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA and Operating Csh Flow (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Twelve Months Ended Ended Ended Ended December 31, September 30, December 31, December 31, 2010 2011 2011 2011 Net income 5,308 $ 7,505 $ 4,151 $ 34,567 $ Interest expense and other, net 7,740 22,161 16,443 70,640 Income tax provision 7,691 1,937 3,694 19,902 Depreciation and amortization 9,738 46,567 46,747 160,083 Stock-based compensation expense 2,882 3,369 3,012 13,466 Impairment of goodwill and intangible assets 1,711 - - - Restructuring and acquisition-related costs 19,101 8,966 7,551 32,068 Adjusted EBITDA 54,171 $ 90,505 $ 81,598 $ 330,726 $ Purchases of property and equipment (15,277) (30,528) (31,000) (101,967) Operating cash flow 38,894 $ 59,977 $ 50,598 $ 228,759 $ EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA and Operating Cash Flow (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include: (1) that we may not be able to execute our strategy to grow our business services revenue, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (4) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (5) that our failure to achieve operating efficiencies will adversely affect our results of operations; (6) that unfavorable general economic conditions could harm our business; (7) that we face significant competition in the communications and managed IT services industry that could reduce our profitability; (8) that decisions by the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (9) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (10) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (11) that we may experience reductions in switched access and reciprocal compensation revenue; (12) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (13) that our rights to use the fiber that makes up our network may be affected by the financial health of, or disputes with, our fiber providers; (14) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal, or other factors, which could adversely affect our revenue and results of operations; (15) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (16) that our consumer business is dependent on the availability of third-party network service providers; (17) that we face significant competition in the Internet industry that could reduce our profitability; (18) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (19) that potential regulation of Internet service providers could adversely affect our operations; (20) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (21) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (22) that security breaches could damage our reputation and harm our operating results; (23) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (24) that our business depends on effective business support systems and processes; (25) that government regulations could adversely affect our business or force us to change our business practices; (26) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (27) that we may not be able to protect our intellectual property; (28) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (29) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (30) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (31) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (32) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (33) that we may require additional capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (34) that we may reduce, or cease payment of, quarterly cash dividends; (35) that our stock price may be volatile; and (36) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent filings with the SEC.